Exhibit 10.1
CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE
     This Confidential Settlement Agreement and Release (the “AGREEMENT”), is entered into between STEWART ENTERPRISES, INC., S.E. CEMETERIES OF LOUISIANA, INC., S.E. FUNERAL HOMES OF LOUISIANA, INC., S.E. SOUTH-CENTRAL, INC., LAKE LAWN PARK, INC., LAKE LAWN METAIRIE FUNERAL HOME, Individually and as a Joint Venture Between STEWART ENTERPRISES, INC. and S.E. FUNERAL HOMES OF LOUISIANA, INC., STEWART RESOURCE CENTER, INC., STEWART SERVICES, INC., and ACME MAUSOLEUM CORPORATION (collectively referred to hereinafter as “STEWART”) and RSUI INDEMNITY COMPANY (hereinafter “RSUI”) on August 31, 2011.
     WHEREAS, STEWART was insured under RSUI Policy No. NHD338080, a policy of excess insurance effective for the period of October 31, 2004 to October 31, 2005 for multiple properties listed on a schedule of values on file with RSUI (hereinafter the “POLICY”);
     WHEREAS, STEWART contends that on or about August 29, 2005, as a result of Hurricane Katrina, STEWART suffered various forms of property damage, loss of income, and expense (the “LOSS”);
     WHEREAS, STEWART submitted a claim for the LOSS under the POLICY (the “CLAIM”);
     WHEREAS, RSUI investigated the CLAIM under a complete reservation of rights;
     WHEREAS, certain disputes arose between the RSUI and STEWART regarding coverage for the CLAIM;
     WHEREAS, RSUI previously issued an unallocated advance payment to STEWART totaling $1,128,634.00 for the CLAIM;
     WHEREAS, STEWART commenced a lawsuit against RSUI entitled Stewart Enterprises, Inc., S.E. Cemeteries of Louisiana, Inc., S.E. Funeral Homes of Louisiana, Inc., S.E. South-Central, Inc., Lake Lawn Park, Inc., Lake Lawn Metairie Funeral Home, Individually and as a Joint Venture Between Stewart Enterprises, Inc. and S.E. Funeral Homes Of Louisiana, Inc., Stewart Resource Center, Inc., Stewart Services, Inc., Acme Mausoleum Corporation and Chalmette Vista, Inc. versus RSUI Indemnity Company in the United States District Court for the Eastern District of Louisiana under civil action number 07-CV-4514, Section I, Mag 1 (hereinafter the “LAWSUIT”) to recover under the POLICY for losses it alleged were insured under the RSUI policy;
     WHEREAS, Plaintiff Chalmette Vista, Inc. previously dismissed its claims in the LAWSUIT with prejudice, without costs to any party as against the other.
     WHEREAS, by this AGREEMENT, STEWART and RSUI herein intend to adopt a full and final settlement of any and all claims by STEWART against RSUI in connection with any and all damages, losses, and expenses arising from the LOSS, the CLAIM, and the LAWSUIT under the POLICY; and
     WHEREAS, by this AGREEMENT, STEWART intends to dismiss its claims in the LAWSUIT with prejudice, without costs to any party as against the other.
     NOW, THEREFORE, in consideration of good and valuable consideration, the sufficiency and adequacy of which is acknowledged, the parties to this AGREEMENT agree as follows:
     1. STEWART hereby releases and forever discharges RSUI from any and against any and all actions, causes of actions, claims, suits, reimbursements, obligations, costs, expenses, debts, judgments, liabilities, damages and demands of any kind, whether matured or un-matured, whether at law or in equity, whether before a local, state, or federal court or state or federal administrative agency, arbitration, appraisal, umpire or commission, and whether now known or unknown, foreseen or unforeseen, liquidated or unliquidated, under the POLICY, that STEWART now has or may have had, or hereafter claims to have, on behalf of itself, or any other person or entity, including those which arise out of or are related in any way to:
a)	the LOSS or CLAIM;

b)	damages of any nature sustained directly, indirectly or otherwise for the LOSS or CLAIM;

c)	the LAWSUIT; and

d)	any claim or cause of action for compensatory, punitive, statutory or extra-contractual damages arising out of or related to the CLAIM and/or actual or alleged insurance coverage for the LOSS based upon i) any alleged violation of the duty of good faith and fair dealing by RSUI; or, ii) any allegation of bad faith conduct by RSUI; or, iii) any allegations that RSUI committed any unfair claims practices; or, iv) any allegation that RSUI violated any applicable deceptive trade practices act; or, v) any allegation that RSUI violated any applicable insurance code, including but not limited to, La. R.S. 22:1220 (now known as 22:1973) and/or La. R.S. 22:658 (now known as 22:1892) ; or, vi) any allegation that RSUI committed any other improper act or omission in connection with the investigation, handling, adjustment or settlement arising from the CLAIM and/or LOSS; or, vii) any claims for attorney’s fees, costs or expenses related to the CLAIM, LOSS and/or the allegations in the LAWSUIT.
     2. It is agreed that this AGREEMENT shall be effective as a bar to all matters and claims released herein in Paragraph 1 of this AGREEMENT, notwithstanding the discovery or existence of any additional or different facts or claims. STEWART acknowledges that this AGREEMENT covers not only facts and/or claims which arise out of or are related in any way to the matters released herein which are presently known, but also to any further facts and/or claims which arise out of or in any way are related to the matters released herein in Paragraph 1 of this AGREEMENT that are not now known or anticipated but which may later develop or be discovered, including all unanticipated effects or consequences thereof.
     3. No later than five (5) business days after this AGREEMENT is fully executed, RSUI shall wire to STEWART (pursuant to instructions to be provided by STEWART’s counsel) a net final settlement amount to STEWART of ELEVEN MILLION, THREE HUNDRED TWENTY FIVE THOUSAND DOLLARS and ZERO CENTS ($11,325,000.00) (hereinafter the “SETTLEMENT AMOUNT”), made payable to Stewart Enterprises, Inc.
     4. Three business days (or as soon thereafter as the court rules permit) following receipt of payment, STEWART will file a Notice of Dismissal with Prejudice with the United States District Court for the Eastern District of Louisiana and have the LAWSUIT dismissed against RSUI with prejudice and without costs. STEWART will provide RSUI with evidence of such termination and dismissal with prejudice.
     5. STEWART represents and warrants that STEWART is the sole and unconditional owner of all claims, rights, actions, causes of action and any and all other entitlements which are released in Paragraph 1 of this AGREEMENT, and that (a) STEWART has not assigned, pledged, hypothecated or otherwise divested or encumbered all or any part of any of these, and (b) that no other person or entity has any interest in any of these claims, rights, actions, causes of action or other entitlements which are the subject of this AGREEMENT. STEWART further represents and warrants that STEWART has taken all necessary corporate, legislative, legal and other actions to duly approve the making and performance of this AGREEMENT and that no further action or approval is necessary.
     6. STEWART agrees to defend, indemnify and hold harmless RSUI against any such assigned, pledged, hypothecated, divested or encumbered claim, right, cause of action or other entitlement that is the subject of this AGREEMENT and against any claim from any party seeking all or any portion of the proceeds of the Policy or SETTLEMENT AMOUNT to be paid by RSUI as contemplated by this AGREEMENT, or under the POLICY.
     7. The parties to this AGREEMENT shall use their best efforts to keep the terms and conditions of this AGREEMENT (including the SETTLEMENT AMOUNT) confidential, except for communications (1) with auditors, and tax, legal, or government representatives; (2) with insurers, reinsurers, underwriters and brokers; (3) as may be required by any law, regulation, or legal, judicial, or administrative process or proceeding, including applicable requirements for public disclosure and otherwise of the Securities and Exchange Commission or state securities regulatory bodies; and/or (4) in any action relating to this AGREEMENT. Any such disclosures to an entity or individual outside of the parties shall only be made after informing that individual or entity of the confidential nature of the information or document disclosed and requesting that such individual or entity maintain the confidentiality of such information or document. It is understood by RSUI that STEWART has determined that the AGREEMENT is a “material contract” as defined by SEC Regulations and must be disclosed as part of STEWART’s SEC disclosures. Except as provided in this paragraph, STEWART and RSUI shall not disclose the terms, conditions or payment to any person without the consent of the other party.

     8. STEWART hereby expressly agrees that this AGREEMENT and payment by RSUI cannot and shall not be used as precedent for or an admission of coverage or liability under the POLICY or any other POLICY of insurance issued by RSUI for any claim, dispute or controversy. STEWART further agrees that this AGREEMENT does not affect in any way the obligations, rights and defenses of STEWART or RSUI under the POLICY in a matter or claim not released in Paragraph 1 of this AGREEMENT or any other POLICY of insurance issued by RSUI.
     9. STEWART acknowledges that the SETTLEMENT AMOUNT from RSUI is made as a compromise of the CLAIM between RSUI and STEWART and that RSUI does not waive, amend or alter any of its rights or defenses available under the POLICY or by law, or the terms, conditions, limitations, requirements, exclusions, provisions, deductible(s), sub-limits, choice of law provisions, or anything whatsoever in the POLICY, all of which are expressly reserved and unchanged. Furthermore, STEWART acknowledges that RSUI’s actions in settling the CLAIM should not be construed as either an admission or denial of liability under the POLICY and that RSUI is settling the CLAIM without waiver or prejudice of any kind.
     10. For purposes of this AGREEMENT, all entities referenced in this AGREEMENT shall include the entity referenced as well as its predecessors, successors, assigns, affiliates, agents, parents, directors, officers, employees, attorneys, and representatives.
     11. The wording of this AGREEMENT was negotiated and accepted by STEWART and RSUI prior to the AGREEMENT being executed and, accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this AGREEMENT or any amendment of it.
     12. This AGREEMENT shall be governed by and interpreted under the laws of Louisiana, without regard to its conflict or choice of law, and any action regarding same shall be brought in the United States District Court for the Eastern District of Louisiana.
     13. If any section of this AGREEMENT shall for any reason be or become invalid or unenforceable, it shall not affect the remaining provisions of this AGREEMENT which shall remain in full force and effect.
     14. This AGREEMENT constitutes the entire understanding and agreement by STEWART and RSUI with respect to the subject matter of this AGREEMENT, and there are no agreements, undertakings, restrictions, representations or warranties as between STEWART and RSUI other than those set forth in this AGREEMENT. No representations, oral or otherwise, express or implied, other than what is contained herein have been made by STEWART or RSUI. No provisions of this AGREEMENT may be waived unless in writing, signed by STEWART and RSUI. Waiver of any of the provisions shall not be deemed a waiver of any other provisions. This AGREEMENT may be modified or amended only by written agreement executed by STEWART and RSUI.
     15. The undersigned warrants and represents that he/she is authorized to and does execute the AGREEMENT on behalf of STEWART ENTERPRISES, INC., S.E. CEMETERIES OF LOUISIANA, INC., S.E. FUNERAL HOMES OF LOUISIANA, INC., S.E. SOUTH-

CENTRAL, INC., LAKE LAWN PARK, INC., LAKE LAWN METAIRIE FUNERAL HOME, Individually and as a Joint Venture Between STEWART ENTERPRISES, INC. and S.E. FUNERAL HOMES OF LOUISIANA, INC., STEWART RESOURCE CENTER, INC., STEWART SERVICES, INC., ACME MAUSOLEUM CORPORATION STEWART, or RSUI respectively, and acknowledges that his/her signature will constitute ratification of the undersigned’s authority to execute this document on behalf of STEWART ENTERPRISES, INC., S.E. CEMETERIES OF LOUISIANA, INC., S.E. FUNERAL HOMES OF LOUISIANA, INC., S.E. SOUTH-CENTRAL, INC., LAKE LAWN PARK, INC., LAKE LAWN METAIRIE FUNERAL HOME, Individually and as a Joint Venture Between STEWART ENTERPRISES, INC. and S.E. FUNERAL HOMES OF LOUISIANA, INC., STEWART RESOURCE CENTER, INC., STEWART SERVICES, INC., ACME MAUSOLEUM CORPORATION STEWART, or RSUI, respectively, and their assent to the terms of the AGREEMENT.
     16. This AGREEMENT may be executed in counterparts, with each counterpart being deemed an original, and all counterparts so executed shall constitute one agreement binding on all of the parties hereto, notwithstanding that all of the parties are not a signatory to the same counterpart.
     IN WITNESS WHEREOF and in AGREEMENT herewith, STEWART ENTERPRISES, INC., S.E. CEMETERIES OF LOUISIANA, INC., S.E. FUNERAL HOMES OF LOUISIANA, INC., S.E. SOUTH-CENTRAL, INC., LAKE LAWN PARK, INC., LAKE LAWN METAIRIE FUNERAL HOME, Individually and as a Joint Venture Between STEWART ENTERPRISES, INC. and S.E. FUNERAL HOMES OF LOUISIANA, INC., STEWART RESOURCE CENTER, INC., STEWART SERVICES, INC., ACME MAUSOLEUM CORPORATION, and RSUI have caused this Confidential Settlement and Release Agreement to be executed on their behalf as of the date first written above.
STEWART ENTERPRISES, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	President and Chief Executive Officer
Sworn and subscribed before me this
31st day of August, 2011
__________________________________________
Notary Public
Print Name:______________________
La. Bar or Notarial No.:_____________
My commission expires:____________

S.E. CEMETERIES OF LOUISIANA, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________
S.E. FUNERAL HOMES OF LOUISIANA, INC.,

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________

S.E. SOUTH-CENTRAL, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________
LAKE LAWN PARK, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________

LAKE LAWN METAIRIE FUNERAL HOME, Individually and as a Joint Venture
Between STEWART ENTERPRISES, INC. and S.E. FUNERAL HOMES OF
LOUISIANA, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________
STEWART RESOURCE CENTER, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________

STEWART SERVICES, INC.

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________
ACME MAUSOLEUM CORPORATION

By:	Name:	/s/ Thomas M. Kitchen
	Print Name:	Thomas M. Kitchen
	Position:	Vice President
Sworn and subscribed before me this
31st day of August, 2011
_____________________
Notary Public
Print Name:_____________________
La. Bar or Notarial No.:___________
My commission expires:____________

RSUI INDEMNITY COMPANY

By:	Name:	/s/ Michael Koski
	Print Name:	Michael Koski
	Position:	Vice President-Claims
Sworn and subscribed before me this
1st day of September, 2011
_____________________
Notary Public
Print Name:_____________________
Bar or Notarial No.:___________
My commission expires:____________